                                                                     EXHIBIT 4.1

 [GRAPHIC] NUMBER ID0111     [LOGO] IVAX Diagnostics, Inc.     [GRAPHIC] SHARES

INCORPORATED UNDER THE LAWS                                    SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                    CERTAIN DEFINITIONS

                                                               CUSIP 45070W 10 9

THIS CERTIFIES THAT

                                    SPECIMEN

IS THE OWNER OF

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.10, OF
                             IVAX DIAGNOSTICS, INC.

                              CERTIFICATE OF STOCK

   transferable on the books of the Corporation by the holder hereof in person or by his duly authorized attorney, upon surrender of this Certificate properly endorsed.

        This Certificate is not valid until countersigned by the transfer
                     Agent and registered by the Registrar.

   Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


/s/ Carol J. Gillespie                                    /s/ GIORGIO D'URSO
--------------------------                                ----------------------
Carol J. Gillespie                                        GIORGIO D'URSO
SECRETARY                                                 PRESIDENT

                        [GRAPHIC] IVAX DIAGNOSTICS, INC.
                                    CORPORATE
                                      SEAL
                                      1999
                                    DELAWARE

COUNTERSIGNED AND REGISTERED:
                     AMERICAN STOCK TRANSFER & TRUST COMPANY
                                (NEW YORK, N.Y.)                  TRANSFER AGENT
                                                                  AND REGISTERAR


By: /s/
    --------------------
    AUTHORIZED OFFICER

                             IVAX DIAGNOSTICS, INC.

     The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -as tenants in common              UNIF GIFT MIN ACT-          Custodian
                                                               ----------          ----------
TEN ENT   -as tenants by the entireties                          (Cust)              (Minor)
                                                               under Uniform Gifts to Minors
JT TEN    -as joint tenants with right of                      Act
           survivorship and not as tenants                         -------------------------
           in common                                                        (State)

     Additional abbreviations may also be used though not in the above list.

For Value Received,                        HEREBY SELL, ASSIGN AND TRANSFER UNTO
                    ----------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

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--------------------------------------------------------------------------------
                                                                  OF THE SHARES
-----------------------------------------------------------------
REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

--------------------------------------------------------------------------------
ATTORNEY TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE, WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED
      ------------------

                    ------------------------------------------------------------
          NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:


------------------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.